MORGAN STANLEY DEAN WITTER
NORTH AMERICAN GOVERNMENT INCOME TRUST                   Two World Trade Center,
LETTER TO THE SHAREHOLDERS April 30, 1999               New York, New York 10048


DEAR SHAREHOLDER:

During the six-month period ended April 30, 1999, the financial markets stabilized as stock markets rallied and volatility declined around the world. The Federal Reserve Board's decision to lower interest rates three times between September 29, 1998, and November 17, 1998, helped the U.S. market recover from the summer liquidity crisis. As tensions eased, investors began selling U.S. Treasuries to reinvest in higher-yielding asset classes such as corporate bonds and mortgage-backed securities. This shift in investor preferences was one of the leading causes of an increase in U.S. Treasury yields over the last six months. Investor fears that the Federal Reserve would boost interest rates in response to the strong economy also contributed to the rise in interest rates.

The mortgage sector has been a top-performing fixed-income asset class in the United States over the past six months. The spread between current-coupon GNMAs and 10-year U.S. Treasuries has tightened significantly since last fall but still remains slightly above historical averages. This factor should bode well for future mortgage performance. As expected, prepayment rates have been on the decline since the beginning of 1999, because of rising interest rates and seasonal factors. As long as mortgage rates remain close to current levels, prepayments are unlikely to return to last year's record highs. The size of the universe of refinanceable mortgages has shrunk considerably since last year. The average gross coupon on outstanding conventional mortgages now stands at
7.53 percent, down from 8.00 percent in January 1998.

Conditions in the financial markets of Mexico also improved over the past six months. Sound economic fundamentals helped stabilize the local currency and drove interest rates lower. The average 28-day cetes rate fell from 36.77 percent at the beginning of October to 19.93 percent at the end of April. The peso appreciated from 10.25 to 9.35 pesos per dollar over the same period. Nonetheless, the outlook for Mexico remains uncertain, because analysts expect external shocks from other emerging markets to continue to inject volatility into the Mexican financial system. Therefore,

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued


the Fund's investment advisor, TCW Funds Management, Inc. (TCW), eliminated the Fund's holdings in Mexican securities. Financial markets in Canada also improved since last October. Interest rates declined and the Canadian dollar appreciated. Nonetheless, high hedge costs and interest-rate risks kept the Fund from reinvesting in Canada.

PERFORMANCE AND PORTFOLIO

For the six-month period ended April 30, 1999, Morgan Stanley Dean Witter North American Government Income Trust posted a total return of 3.45 percent, compared to 0.71 percent for the Lehman Brothers Short (1-5) U.S. Government Index and 1.26 percent for the Lipper Short World Multi-Market Income Fund Average.

United States
As of April 30, 1999, 100 percent of the Fund's portfolio was invested in the United States. TCW continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages
(ARMs).

Mexico and Canada
The Fund is now on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for attractive investment opportunities relative to those in the United States.

LOOKING AHEAD

TCW's outlook for the United States remains favorable. Economic growth appears to have slowed down from last quarter's torrid pace of 6 percent, and wage pressures appear to be subsiding. The inflation outlook remains positive despite of the economy's growth rate. Liquidity conditions have greatly improved since last summer. Equity market performance and supply issues will continue to play important roles in determining the direction of the bond market. The conflict in Yugoslavia may represent a threat to market stability, but to date it has had little impact on the bond market. The demand for mortgages remains strong. Today's higher yield levels combined with the Fund's continued focus on call protection and security structure allow TCW to maintain a positive outlook on the mortgage sector.

With regard to Mexico and Canada, however, TCW's forecast is less favorable. Even though the economies of both these countries are fundamentally strong, hedge costs and other risks continue to reduce the relative attractiveness of these markets. Nonetheless, TCW will continue to evaluate these factors when weighing any decision to invest in non-dollar-denominated securities.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued


On May 1, 1999, Mitchell M. Merin was named President of the TCW/DW Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., the Fund's Manager until June 28, 1999. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter North American Government Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President


                                      * * *

On June 8, 1999, at a special meeting of shareholders of the Fund several proposals related to an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds were approved. Accordingly, on June 28, 1999, TCW/DW North American Government Income Trust became part of the Morgan Stanley Dean Witter Family of Funds and was renamed Morgan Stanley Dean Witter North American Government Income Trust.

Among the proposals approved by shareholders were a new investment management agreement between the Fund and Morgan Stanley Dean Witter Advisors Inc. (MSDW Advisors) and a new sub-advisory agreement between MSDW Advisors and TCW Funds Management, Inc. (TCW). Under the new investment management agreement, MSDW Advisors will serve as the new investment manager for the Fund. The advisory fee rate that MSDW Advisors charges is identical to the total aggregate fee rate in effect under the Fund's previous management and advisory agreements. Effective May 1, 1999, the compensation under the previous agreements was reduced for assets exceeding $500 million. As of May 28, 1999, the Fund's assets were approximately $137 million.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued


In return for the services that TCW will render under the new sub-advisory agreement, MSDW Advisors will pay TCW monthly compensation equal to 40 percent of the compensation it receives under the new investment management agreement.

At the same special meeting, shareholders also elected the following eight nominees to the Fund's Board of Trustees: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder currently serve as Trustees of the Fund. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with 86 other investment companies for which MSDW Advisors serves as investment manager or investment advisor.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)

 PRINCIPAL
 AMOUNT IN                                                                            COUPON      MATURITY
 THOUSANDS                                                                             RATE         DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (37.2%)
$ 3,570       Federal Home Loan Mortgage Corp. ARM .................................  7.328%      08/01/23    $  3,644,594
  2,834       Federal Home Loan Mortgage Corp. ARM .................................  7.362       03/01/25       2,912,029
  1,879       Federal Home Loan Mortgage Corp. PC GOLD .............................  6.00        12/01/00       1,879,948
    652       Federal National Mortgage Assoc. .....................................  9.50        06/01/20         674,558
  4,593       Government National Mortgage Assoc. II ARM ...........................  6.125       10/20/24-
                                                                                                  12/20/24       4,675,293
 20,974       Government National Mortgage Assoc. II ARM ...........................  6.625       08/20/22      21,367,710
 16,407       Government National Mortgage Assoc. II ARM ...........................  6.875       05/20/23-
                                                                                                  06/20/25      16,675,301
                                                                                                              ------------
              TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
              (Identified Cost $51,209,904) ...............................................................     51,829,433
                                                                                                              ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (38.1%)
              U.S. GOVERNMENT AGENCIES (23.4%)
     10       Federal Home Loan Mortgage Corp. 1370 K (PAC I/O) ....................  0.00        09/15/22         195,049
  1,604       Federal National Mortgage Assoc. 1993-163 A ..........................  7.00        03/25/23       1,602,393
  5,205       Federal National Mortgage Assoc. 1993-167 M (PAC) ....................  6.00        09/25/23       5,183,589
  5,618       Federal Home Loan Mortgage Corp. 2061 CD .............................  7.50        02/15/27       5,638,863
  5,000       Federal National Mortgage Assoc. G96-1 PJ (PAC) ......................  7.50        11/17/25       5,169,047
 15,189       Federal Home Loan Mortgage Corp. G21 M ...............................  6.50        10/25/23      14,809,054
                                                                                                              ------------
              TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $33,057,764) ................................     32,597,995
                                                                                                              ------------
              PRIVATE ISSUES (14.7%)
 11,734       CountryWide Funding Corp. 1993-7 AS3 (TAC) ........................... 11.891+      11/25/23      11,733,902
  7,000       Residential Funding Mortgage Security I, 1997-S12 A10 (PAC) ..........  6.70        08/25/27       6,983,698
  1,706       Resolution Trust Corp. 1991-6 C1 .....................................  9.00        09/25/28       1,712,301
                                                                                                              ------------
              TOTAL PRIVATE ISSUES (Identified Cost $20,954,525) ..........................................     20,429,901
                                                                                                              ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Identified Cost $54,012,289) .....................     53,027,896
                                                                                                              ------------
              SHORT-TERM INVESTMENTS (24.3%)
              U.S. GOVERNMENT AGENCIES (a) (19.3%)
  5,000       Federal Farm Credit Corp. ............................................  4.66        05/04/99       4,998,058
  5,000       Federal Home Loan Mortgage Corp. .....................................  4.68        05/12/99       4,992,850
 17,000       Federal Home Loan Mortgage Corp. .....................................  4.71        05/07/99-
                                                                                                  05/14/99      16,980,244
                                                                                                              ------------
              TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost $26,971,152) .................................     26,971,152
                                                                                                              ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON      MATURITY
 THOUSANDS                                                                     RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT (5.0%)
$  6,897      The Bank of New York (dated 04/30/99; proceeds $6,899,805) (b)
                (Identified Cost $6,897,004)................................. 4.875%      05/03/99     $  6,897,004
                                                                                                       ------------
              TOTAL SHORT-TERM INVESTMENTS (Identified Cost $33,868,156)...........................      33,868,156
                                                                                                       ------------
              TOTAL INVESTMENTS (Identified Cost $139,090,349) (c)....................      99.6%       138,725,485

              OTHER ASSETS IN EXCESS OF LIABILITIES ..................................       0.4            548,600
                                                                                           -----       ------------
              NET ASSETS .............................................................     100.0%      $139,274,085
                                                                                           =====       ============

---------------
ARM    Adjustable Rate Mortgage.
I/O    Interest-only securities.
PAC    Planned Amortization Class.
PC     Participation Certificate.
TAC    Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by $6,936,248 U.S. Treasury Note 6.875% due
       03/31/00 valued at $7,095,637.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $924,611 and the aggregate gross unrealized depreciation is $1,289,475, resulting in net unrealized depreciation of $364,864.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $139,090,349) .................   $138,725,485
Receivable for:
     Interest ...................................        596,205
     Principal paydowns .........................        177,024
     Shares of beneficial interest sold .........        117,327
Prepaid expenses ................................         43,361
                                                    ------------
     TOTAL ASSETS ...............................    139,659,402
                                                    ------------
LIABILITIES:
Payable for:
     Shares of beneficial interest
        repurchased .............................        104,519
     Plan of distribution fee ...................         86,520
     Dividends to shareholders ..................         52,698
     Management fee .............................         44,991
     Investment advisory fee ....................         29,994
Accrued expenses ................................         66,595
Contingencies (Note 10) .........................             --
                                                    ------------
     TOTAL LIABILITIES ..........................        385,317
                                                    ------------
     NET ASSETS .................................   $139,274,085
                                                    ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................   $371,653,000
Net unrealized depreciation .....................       (364,864)
Accumulated undistributed net investment
   income .......................................        478,455
Accumulated net realized loss ...................   (232,492,506)
                                                    ------------
     NET ASSETS .................................   $139,274,085
                                                    ============
NET ASSET VALUE PER SHARE,
16,130,257 shares oustanding
(unlimited shares authorized of $.01
par value) ......................................          $8.63
                                                           =====

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME .................................     $5,370,531
                                                      ----------
EXPENSES
Plan of distribution fee ........................        521,602
Management fee ..................................        281,085
Investment advisory fee .........................        187,390
Transfer agent fees and expenses ................        133,416
Shareholder reports and notices .................         70,919
Professional fees ...............................         47,349
Trustees' fees and expenses .....................         15,546
Registration fees ...............................         14,777
Custodian fees ..................................         10,781
Other............................................         11,143
                                                      ----------
     TOTAL EXPENSES .............................      1,294,008
Less: expense offset ............................        (10,344)
                                                      ----------
     NET EXPENSES ...............................      1,283,664
                                                      ----------
     NET INVESTMENT INCOME ......................      4,086,867
                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ...............................     (1,965,534)
Net change in unrealized depreciation ...........      2,830,758
                                                      ----------
     NET GAIN ...................................        865,224
                                                      ----------
NET INCREASE ....................................     $4,952,091
                                                      ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                        APRIL 30, 1999   OCTOBER 31, 1998
-----------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................  $   4,086,867     $   9,864,231
Net realized loss ....................................     (1,965,534)         (790,110)
Net change in unrealized depreciation ................      2,830,758           (70,301)
                                                        -------------     -------------
   NET INCREASE ......................................      4,952,091         9,003,820
Dividends from net investment income .................     (4,230,714)       (8,875,486)
Net decrease from transactions in shares of beneficial
  interest ...........................................    (11,888,250)      (61,727,111)
                                                        -------------     -------------
   NET DECREASE ......................................    (11,166,873)      (61,598,777)
NET ASSETS:
Beginning of period ..................................    150,440,958       212,039,735
                                                        -------------     -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $478,455 and $622,302, respectively) ..............  $ 139,274,085     $ 150,440,958
                                                        =============     =============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter North American Government Income Trust (the "Fund"), formerly TCW/DW North American Government Income Trust (the Fund changed its name effective June 28, 1999), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. DOLLAR ROLLS -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.39% to the portion of daily net assets not exceeding $3 billion and 0.36% to the portion of daily net assets exceeding $3 billion. Effective May 1, 1999, the Agreement was amended to 0.39% to the portion of the daily net assets not exceeding $500 million and 0.36% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.26% to the portion of average daily net assets not exceeding $3 billion and 0.24% to the portion of average daily net assets exceeding $3 billion. Effective May 1, 1999, the Agreement was amended to 0.26% to the portion of the daily net assets not exceeding $500 million and 0.24% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, its affiliates or other selected broker-dealers under the Plan: (1) compensation to, and expenses of Morgan Stanley Dean Witter Financial Advisors and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended April 30, 1999, the distribution fee was accrued at the annual rate of 0.72%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 were as follows:

                                                         SALES/
                                       PURCHASES       PREPAYMENTS
                                       ---------       -----------
U.S. Government Agencies .........    $6,891,670      $27,558,711
Private Issue CMOs ...............            --        3,038,490

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At April 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,600.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


6.  SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                              FOR THE SIX                    FOR THE YEAR
                                              MONTHS ENDED                      ENDED
                                             APRIL 30, 1999                OCTOBER 31, 1998
                                     -----------------------------   -----------------------------
                                              (unaudited)
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                     -------------   -------------   -------------   -------------
Sold ..............................     4,971,648    $  43,001,504      8,261,398    $  71,093,361
Reinvestment of dividends .........       362,275        3,122,159        760,095        6,519,534
Repurchased .......................    (6,705,684)     (58,011,913)   (16,198,924)    (139,340,006)
                                       ----------    -------------    -----------    -------------
Net decrease ......................    (1,371,761)   $ (11,888,250)    (7,177,431)   $ (61,727,111)
                                       ==========    =============    ===========    =============

7. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $230,527,000 which may be used to offset future capital gains to the extent provided by regulations and is available through October 31 of the following years:

                                AMOUNT IN THOUSANDS
           ------------------------------------------------------------
             2002         2003         2004         2005         2006
             ----         ----         ----         ----         ----
           $53,086     $160,560      $14,716       $2,013        $152
           =======     ========      =======       ======        ====

The Investment Manager has determined that distribution from paid-in-capital is likely to occur for the fiscal year ended October 31, 1999.

8. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


9. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

10. LITIGATION

Several class action lawsuits, which have been consolidated for pretrial purposes, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Adviser, the Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge as excessive certain fees paid by the Fund. Damages are sought in an unspecified amount. All defendants have moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants then moved for reargument and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. On December 4, 1996, the defendants filed a renewed motion to dismiss which was denied by the Court on November 20, 1997. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.

11. SUBSEQUENT EVENT

On June 8, 1999, the Fund's shareholders approved that the Fund engage Morgan Stanley Dean Witter Advisors, Inc. ("MSDW Advisors") to serve as the Fund's new Investment Manager and that the current Adviser be retained as the Fund's Sub-Advisor. MSDW Advisors would be responsible for all of the services that are presently provided in accordance with the current Management Agreement between the Fund and the Manager and the current Investment Advisory Agreement between the Fund and the Adviser. The fee paid to MSDW Advisors will be equal to the present combined fees paid to both the Manager and the Adviser.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                      FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31
                                                     MONTHS ENDED     ------------------------------------------------------
                                                    APRIL 30, 1999      1998       1997       1996       1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                      (unaudited)
SELECTED PER SHARE DATA:
Net Asset Value, Beginning of Period ..............       $8.60         $8.59      $8.39      $8.33      $8.89      $10.11
                                                          -----         -----      -----      -----      -----      ------
Income (Loss) From Investment Operations :
 Net Investment Income ............................        0.24          0.49       0.44       0.47       0.69        0.68
 Net Realized and Unrealized Gain (Loss) ..........        0.04         (0.05)      0.19       0.04      (0.59)      (1.18)
                                                          -----         -----      -----      -----      -----      ------
Total Income (Loss) From Investment Operations ....        0.28          0.44       0.63       0.51       0.10       (0.50)
                                                          -----         -----      -----      -----      -----      ------
Less Dividends and Distributions From:
 Net Investment Income ............................       (0.25)        (0.43)     (0.43)     (0.45)        --       (0.47)
 Net Realized Gain ................................          --            --         --         --         --       (0.02)
 Paid-in-capital ..................................          --            --         --         --      (0.66)      (0.23)
                                                          -----         -----      -----      -----      -----      ------
Total Dividends and Distributions .................       (0.25)        (0.43)     (0.43)     (0.45)     (0.66)      (0.72)
                                                          -----         -----      -----      -----      -----      ------
Net Asset Value, End of Period ....................       $8.63         $8.60      $8.59      $8.39      $8.33       $8.89
                                                          =====         =====      =====      =====      =====      ======

TOTAL RETURN+ .....................................        3.45%(1)      5.13%      7.80%      6.38%      1.61%      (5.06)%

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        1.79%(2)(3)   1.69%(3)   1.65%      1.64%      1.59%       1.52%
Net Investment Income .............................        5.67%(2)      5.52%      5.18%      5.71%      8.28%       6.85%

SUPPLEMENTAL DATA:
Net Assets, End of Period, in Millions ............        $139          $150       $212       $351       $658      $1,360
Portfolio Turnover Rate ...........................           6%(1)         8%        --         13%        44%         27%

-------------
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%

                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merlin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

James M. Goldberg
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR

TCW Funds Management, Inc.
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



MORGAN STANLEY
DEAN WITTER
NORTH AMERICAN
GOVERNMENT
INCOME TRUST


[Graphic]


SEMIANNUAL REPORT
April 30, 1999